CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT


I, Earle A. Malm II, President of Highmark Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      April 2, 2008              /s/ Earle A. Malm II
     -------------------------        ---------------------------------------
                                      Earle A. Malm II, President
                                      (principal executive officer)


I,  Colleen   Cummings,   Chief   Financial   Officer  of  Highmark  Funds  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      April 2, 2008              /s/ Colleen Cummings
     -------------------------        ---------------------------------------
                                      Colleen Cummings, Chief Financial Officer
                                      (principal financial officer)